THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C

                              Multi-Fund(R) Select
                                  Multi-Fund(R)

      Supplement dated October 2, 2006 to the Prospectus dated May 1, 2006

This supplement describes a proposed change to funds offered through the variable annuity contract (the "Contract") described in your May 1, 2006 prospectus. Please retain this supplement with your Contract prospectus for future reference.

The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln National Variable Annuity Account C (the "Separate Account") will file an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of one fund held by various sub-accounts of the Separate Account for shares of another fund. It is anticipated that Lincoln Life and the Separate Account will file an application with the SEC during fourth quarter 2006 seeking an order approving the substitution of the Delaware VIP Value Fund (being either the Standard Class or the Service Class) ("Replaced Fund") for shares of the American Funds Growth-Income Fund (Class 2) ("Substitute Fund"). The effect of such substitution outlined in the application would be to replace the Replaced Fund with the Substitute Fund as an investment option under the Contract. The Substitute Fund will not be available as an investment option under the Contract until on or about May 1, 2007.

To the extent required by law, approvals of the substitution will also be obtained from the state insurance regulators in certain jurisdictions. The Replaced Fund will continue to be available for investment until the order approving the substitution is granted by the SEC.

The Replaced Fund and the Substitute Fund are described in their current prospectuses, which you received with your May 1, 2006 Contract prospectus. If granted, Lincoln Life would carry out the proposed substitution as soon as all necessary regulatory approvals have been obtained, and once the systems needed to perform the substitution are in place, by redeeming the Replaced Fund's shares and purchasing shares of the Substitute Fund. We anticipate this transaction occurring during the second quarter of 2007. If carried out, the proposed substitution would result in the involuntary reinvestment of Contract owner's cash value invested in the Replaced Fund. Any contract value you have allocated to a Replaced Fund would, in effect, be transferred to a subaccount investing in the Substitute Fund. There would be no tax consequences resulting from this exchange. Further, at the time the substitution takes place, the Replaced Fund would no longer be eligible for investment.

Additional information about the Substitute Fund, its investment policy, risks, fees and expenses and all other aspects of its operations, can be found in its prospectuses, which you should read carefully. THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Substitute Fund's prospectus, as well as its Statement of Additional Information, can be obtained directly from the Substitute Fund without charge by calling or writing to the Substitute Fund at the phone number or address noted on the front of its prospectus.

From the date of this supplement until at least thirty (30) days after the proposed substitution occurs, neither Lincoln Life nor the Separate Account will exercise any rights reserved by it under the Contracts to impose restrictions or fees on transfers out of the Replaced Fund.

If you have any questions about these proposed substitutions, please contact a Customer Service Consultant at 1-800-454-6265.